                                  EXHIBIT 31.2

I, Jeffrey A. Stopko, certify that:

1. I have reviewed this annual report on Form 10-K of AmeriServ Financial Inc. ("ASF");

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operation and cash flows of ASF as of, and for, the periods presented in this annual report;

4. ASF's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 15d-15(f)) for ASF and we have:

     a. designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to ASF, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

     b. evaluated the effectiveness of ASF's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluation; and

     c. disclosed in this report any change in ASF's internal control over financial reporting that occurred during ASF's most recent fiscal quarter (ASF's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, ASF's internal control over financial reporting; and

5. ASF's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to ASF's auditors and the audit committee of ASF's Board of Directors:

     a. all significant deficiencies in and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect ASF's ability to record, process, summarize and report financial information; and

     b. any fraud, whether or not material, that involves management or other employees who have a significant role in ASF's internal control over financial reporting.

Date: March 12, 2004

/s/ JEFFREY A. STOPKO
Jeffrey A. Stopko
Sr. Vice President & CFO